                       SIDIARIES OF ARMOR HOLDINGS, INC

I. UNITED STATES
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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911EP, Inc.                                              Delaware
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AHI Properties I, LLC                                    Delaware
                                                (Limited Liability Company)
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American Body Armor, LLC                                 Delaware
                                                (Limited Liability Company)
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Arcolex, LLC                                             Delaware
                                                (Limited Liability Company)
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Armor Accessories, Inc.                                  Delaware

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Armor Brands, Inc.                                       Delaware
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Armor Global Sourcing, LLC                               Delaware
                                                (Limited Liability Company)
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Armor Holdings Aerospace & Defense, Inc.                 Delaware

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Armor Holdings Aerospace & Defense
Training Services, Inc.                                  Delaware
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Armor Holdings Aerospace Systems, LLC                    Delaware
                                                 (Limited Liability Company)
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Armor Holdings Aircraft, LLC                             Delaware
                                                 (Limited Liability Company)
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Armor Holdings Australia, LLC                            Delaware
                                                 (Limited Liability Company)
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Armor Holdings Forensics, L.L.C.                         Delaware
                                                 (Limited Liability Company)
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Armor Holdings Government Relations, LLC                 Delaware
                                                 (Limited Liability Company)
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Armor Holdings GP, LLC                                   Delaware
                                                 (Limited Liability Company)
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Armor Holdings Information Technology, LLC               Delaware
                                                (Limited Liability Company)
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Armor Holdings LP, LLC                                   Delaware
                                                (Limited Liability Company)
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Armor Holdings Mobile Security, L.L.C.                   Delaware
                                                (Limited Liability Company)
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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Armor Holdings Payroll Services, LLC                     Delaware
                                                 Limited Liability Company)
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Armor Holdings Products, L.L.C.                          Delaware
                                                (Limited Liability Company)
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Armor Holdings Properties, Inc.                          Delaware
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Armor Safety Products Company                            Delaware
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Armor Holdings Survivability Systems, LLC                Delaware
                                                (Limited Liability Company)
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Bianchi Body Armor, LLC                                  Delaware
                                                (Limited Liability Company)
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Bianchi International                                    California
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C. Jim Stewart & Stevenson, Inc. Delaware
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CDR International, Inc.                                  Delaware
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Centigon Sales & Marketing, LLC                          Delaware
                                                (Limited Liability Company)
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Centigon USA, LLC                                        Delaware
                                                (Limited Liability Company)
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Creole Stewart & Stevenson, Inc.                         Delaware
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Cypress Acquisition, Inc.                                Delaware
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Defense Technology Corporation of America                Delaware
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Dynasum, LLC                                             Delaware
                                                (Limited Liability Company)
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Extended Reach Logistics, Inc.                           Virginia
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Hatch Imports, Inc.                                      California
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High Gulf Services, LLC                                  Delaware
                                                (Limited Liability Company)
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IPSC Co., Inc.                                           Arkansas
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Mistron, LLC                                             Delaware
                                                (Limited Liability Company)
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Monadnock Lifetime Products, Inc.                        Delaware
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COMPANY                                          JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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Monadnock Lifetime Products, Inc.                        New Hampshire
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NAP Properties, Ltd.                                     California
                                                   (Limited Partnership)
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NAP Property Managers, LLC                               California
                                                (Limited Liability Company)
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New Cypress, Inc.                                        Delaware
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New Technologies Armor, Inc.                             Delaware
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PAMCO Services, International, Inc.                      Delaware
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Pro-Tech Armored Products of Massachusetts, Inc.         Massachusetts
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Protech Corrections, LLC                                 Delaware
                                                (Limited Liability Company)
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Protech Tactical, LLC                                    Delaware
                                                (Limited Liability Company)
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S&S Domestic International Sales Corp.                   Delaware
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S&S Trust                                                Pennsylvania
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S&S Tug Service Centers, Inc.                            Delaware
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Safariland Armorwear, LLC                                Delaware
                                                (Limited Liability Company)
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Safariland Government Sales, Inc.                        California
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Safari Land Ltd., Inc.                                   California
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Santana Resolution Corp.                                 Texas
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Savvy Armor, LLC                                         Delaware
                                                 (Limited Liability Company)
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Schroth Safety Products Corp.                            Colorado
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Second Chance Armor, Inc.                                Delaware
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Second Chance Protective Products, LLC                   Delaware
                                                 (Limited Liability Company)
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Sierra Dietroit Diesel Allison, Inc.                     Nevada
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Simula Aerospace & Defense Group, Inc.                   Arizona
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Simula, Inc.                                             Arizona
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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Spartegic, LLC                                           Delaware
                                              (Limited Liability Company)
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Specialty Defense Systems of Delaware, Inc.              Delaware
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Specialty Defense Systems of Kentucky, Inc.              Kentucky
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Specialty Defense Systems of Pennsylvania, Inc.          Pennsylvania
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Specialty Defense Systems of Tennessee, Inc.             Tennessee
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Specialty Plastic Products of Delaware, Inc.             Delaware
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Stewart & Stevenson Capital Corporation                  Texas
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Stewart & Stevenson De Las Americas, Inc.                Delaware
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Stewart & Stevenson Development Services, Inc.           Delaware
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Stewart & Stevenson Employee Services, Inc.              Delaware
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Stewart & Stevenson FMTV International, Inc.             Delaware
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Stewart & Stevenson Holdings, Inc.                       Delaware
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Stewart & Stevenson International, Inc.                  Delaware
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Stewart & Stevenson Operations, Inc.                     Delaware
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Stewart & Stevenson Overseas, Inc.                       Texas
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Stewart & Stevenson Power, Inc.                          Delaware
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Stewart & Stevenson Tactical Vehicle Systems, LP         Delaware
                                                  (Limited Partnership)
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Stewart & Stevenson Technical Services, Inc.             Delaware
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Stewart & Stevenson Transportation Services, Inc.        Texas
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Stewart & Stevenson TVS, Inc.                            Delaware
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Stewart & Stevenson Vehicle Services, Inc.               Delaware
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Tensylon High Performance Materials, Inc.                North Carolina
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The Centigon Company, LLC                                Delaware
                                                (Limited Liability Company)
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The Specialty Group, Inc.                                Pennsylvania
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TVS Holdings, Inc.                                       Delaware
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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TVS Holdings, LLC                                        Delaware
                                                (Limited Liability Company)
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II. UNITED KINGDOM

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COMPANY                                           JURISDICTION OF FORMATION
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AH Worldwide LP                                          Scotland
                                                   (Limited Partnership)
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Armor Holdings CDR Limited                               United Kingdom
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Armor Products Holdings Limited                          United Kingdom
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Armor Products International Limited                     United Kingdom
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Automotive Technik Engineering Limited                   United Kingdom
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Automotive Technik Fabrications Limited                  United Kingdom
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Automotive Technik (Holdings) Limited                    United Kingdom
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Hiatt and Company Limited                                United Kingdom
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Hiatt Handcuffs Limited                                  United Kingdom
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Pinzgauer Limited                                        United Kingdom
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Stewart & Stevenson TVS UK Ltd.                          United Kingdom
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Stewart & Stevenson (U.K.) Limited                       Scotland
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                                        3

III. SOUTH AMERICA

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COMPANY                                           JURISDICTION OF FORMATION
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Centigon Colombia, S.A.                                  Colombia
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Centigon Blindagens do Brasil LTDA                       Brazil
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Centigon Venezuela, C.A.                                 Venezuela
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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CPS International, Inc.                                  Venezuela
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Proluz de Honduras, S.A.                                 Honduras
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Representaciones SSTS, C.A.                              Venezuela
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IV. MEXICO AND THE CARIBBEAN

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COMPANY                                          JURISDICTION OF FORMATION
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Centigon Mexico, S.A. de C.V.                            Mexico
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Orientacion Profesional y Administrativa,
  S.A. de C.V.                                           Mexico
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PAMCO Servicios Internationales de Mexico,
S. de R.L. de C.V.                                       Mexico
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Safariland Internacional, S.A. de C.V.                   Mexico
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Stewart & Stevenson International Sales, Inc.            Barbados
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V. CONTINENTAL EUROPE

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COMPANY                                          JURISDICTION OF FORMATION
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Armor Forensics International AG                         Switzerland
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Centigon France S.A.S.                                   France
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Centigon Germany GmbH                                    Germany
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Centigon Holdings France S.A.S.                          France
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Centigon Holdings Germany GmbH                           Germany
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Centigon Properties Germany GmbH                         Germany
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Defence Systems France SARL                              France
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Defence Systems International Africa SA                  France
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COMPANY                                           JURISDICTION OF FORMATION
                                 (TYPE OF ENTITY IF OTHER THAN CORPORATION)
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O'Gara-Hess & Eisenhardt, Srl                            Italy
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Projectina AG                                            Switzerland
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SARL Essonne Securite                                    France
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Schroth Safety Products GmbH                             Germany
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Swiss Photonics, AG                                      Switzerland
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                                        6

VI. SOUTH PACIFIC

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COMPANY                                          JURISDICTION OF FORMATION
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Automotive Technik New Zealand Limited                   New Zealand
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Stewart & Stevenson Tactical Vehicle Systems
 Australia Pty Limited                                   Australia
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VII. AFRICA

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COMPANY                                          JURISDICTION OF FORMATION
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Creole (Nigeria) Limited                                 Nigeria
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Stewart & Stevenson Operations (Nigeria) Limited         Nigeria
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VIiI. MIDDLE EAST AND FAR EAST

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COMPANY                                          JURISDICTION OF FORMATION
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Stewart & Stevenson Operations (India) Private Limited   India
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Stewart & Stevenson TVS Israel, Ltd.                     Israel
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